Other income	12 Months Ended
Mar. 31, 2024
Other Income
Other income

10. Other income

	March 31,
	2022	2023	2024
Liability no longer required to be paid	119,708	140,693	100,492
Gain on termination/rent concession of leases	35,847	1,811	-
Gain on sale of property, plant and equipment (net)	1,931	3,800	705
Miscellaneous income	1,162	6,216	1,165
Total	158,648	152,520	102,362

Yatra Online, Inc.

Notes to the consolidated financial statements

(Amount in INR thousands, except per share data and number of shares)

Liability no longer required to be paid represent trade payables, that through the expiry of time, the Group has no further legal obligation to vendors.

Gain on termination/ rent concession of leases income include Nil (March 31, 2023: Nil and March 31, 2022: INR 8,485) gain on account of rent concession occurring as a direct consequence of the Covid-19 pandemic.